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Supplement to the currently effective Prospectus for each of the listed funds:

 Scudder Investments VIT Funds             Scudder Blue Chip Portfolio            SVS Dreman Financial Services
   Equity 500 Index Fund                   Scudder Contrarian Value                 Portfolio
   EAFE Equity Index Fund                    Portfolio                            SVS Dreman High Return Equity
   Small Cap Index Fund                    Scudder Fixed Income Portfolio           Portfolio
   Scudder Real Estate Securities          Scudder Global Blue Chip               SVS Dreman Small Cap Value
     Portfolio                               Portfolio                              Portfolio
                                           Scudder Government Securities          SVS Eagle Focused Large Cap
 Scudder Variable Series I                   Portfolio                              Growth Portfolio
   Money Market Portfolio                  Scudder Growth Portfolio               SVS Focus Value+Growth
   Bond Portfolio                          Scudder High Income Portfolio            Portfolio
   Balanced Portfolio                      Scudder International Select           SVS Index 500 Portfolio
   Growth and Income Portfolio               Equity Portfolio                     SVS INVESCO Dynamic Growth
   Capital Growth Portfolio                Scudder Money Market                     Portfolio
   21st Century Growth Portfolio              Portfolio                           SVS Janus Growth and Income
   Global Discovery Portfolio              Scudder Small Cap Growth                 Portfolio
   International Portfolio                   Portfolio                            SVS Janus Growth Opportunities
   Health Sciences Portfolio               Scudder Strategic Income                 Portfolio
                                             Portfolio                            SVS MFS Strategic Value Portfolio
 Scudder Variable Series II                Scudder Technology Growth              SVS Oak Strategic Equity
   Scudder Aggressive Growth                 Portfolio                              Portfolio
     Portfolio                             Scudder Total Return Portfolio         SVS Turner Mid Cap Growth
                                           SVS Davis Venture Value Portfolio        Portfolio


Record owners of the Scudder Investments VIT Funds and the Scudder Variable Series Portfolios are the insurance companies that offer the Funds/Portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. We have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When an Insurance Company opens an account, we will ask for its name, address, and other information that will allow us to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain Insurance Companies, we might request additional information (for instance, we would ask for documents such as the Insurance Company's articles of incorporation) to help us verify the Insurance Company's identity.

We will not complete the purchase of any fund shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the fund purchase(s) will be effected at the net asset value per share next calculated (less any applicable sales charges).

We may reject a new account application if the Insurance Company doesn't provide any required or requested identifying information, or for other reasons.

We may refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning the Insurance Company will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the Insurance Company or by you, the contract owner; one or more of these actions will be taken when, at the sole discretion of a fund, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

We may close and liquidate an account if we are unable to verify provided information, or for other reasons; if we decide to close the account, the fund shares will be redeemed at the net asset value per share next calculated after we determine to close the account (less any applicable sales charges); the Insurance Company/you may be subject to gain or loss on the redemption of the fund shares and the Insurance Company/you may incur tax liability.




October 1, 2003